Exhibit 10.14(a)

                  Supplemental Agreement No. 1

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of October 10,
1996 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996, as amended and supplemented, relating to Boeing Model 737 aircraft (the Agreement); and

     WHEREAS, Boeing has agreed to manufacturer and sell to Buyer thirty (30) Model 737-500 Aircraft and thirty (30) Model 737-600 Aircraft (collectively referred to as the Aircraft) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in their entirety, the following tables and Articles with corresponding new tables and articles attached hereto:

           Cover page
           Table of Contents
           Page 1, Title page
           Article 1, Subject Matter of Sale
           Article 3, Price of Aircraft
           Article 7, Changes to the Detail Specification
           Article 8, Federal Aviation Requirements and
                       Certificates and Export License
           Table 1, Aircraft Deliveries and Description

2.   Exhibits:

     2.1 Exhibit A entitled Aircraft Configuration is revised by adding thereto Exhibits A-3 and A-4 attached hereto to incorporate configurations for the Model 737-524 and Model 737-624 Aircraft, respectively.

     2.2 Exhibit B entitled Product Assurance Document is revised to remove and replace, in their entirety, page BI, Part A and Part F and replace with the new page BI, Part A, and Part F1 and F2, respectively, attached hereto to reflect the Product Assurance entitlements for Current Generation Aircraft with revisions specifically to the title page, Part A, Boeing Warranty, paragraph 4.1.1, 4.1.2 and 8.1.1 and Part F, Engine Manufacturer's Warranty and Product Support Plan, with the addition of F1 and F2. All remaining Parts remain unchanged.

     2.3   Exhibit C entitled Customer Support Document - Code Two
- Major Model Differences is revised to remove and replace, in its entirety, page C-I to Exhibit C with page C-I attached hereto, to reflect the Customer Support entitlements for the Model 737-624 Aircraft.

     2.4   Add a new Exhibit C1 entitled Customer Support Document
- Code Three - Minor Model Differences attached hereto for the
Current Generation Aircraft.

     2.5 Exhibit D entitled Aircraft Price Adjustment is revised to remove and replace, in their entirety, the title page and page
D-1 with the title page and page D-1 attached hereto to reflect application of such exhibit to New Generation Aircraft.

     2.6 Add a new Exhibit D1 entitled Airframe and Engine Price Adjustment for the Current Generation Aircraft attached hereto. .

     2.7 Remove and replace, in its entirety, Exhibit E entitled Buyer Furnished Equipment Provisions Document with the new Exhibit E attached hereto to incorporation the Current Generation Aircraft along with the New Generation Aircraft.

3.   Letter Agreements:

     3.1 Remove and replace, in its entirety, Letter Agreement 1951-2, Seller Purchased Equipment, with Letter Agreement 1951-2R1, Seller Purchased Equipment, attached hereto to incorporate Model 737-524 and Model 737-624 Aircraft into the letter agreement.

     3.2   Remove and replace, in its entirety, Letter Agreement
1951-3, Option Aircraft, with Letter Agreement 1951-3R1, Option
Aircraft - Model 737-824 Aircraft, attached hereto to revise subject matter to designate Model 737-824 Aircraft.

     3.3   Remove and replace, in its entirety, Letter
Agreement 1951-4, Waiver of Aircraft Demonstration, with Letter
Agreement 1951-4R1, Waiver of Aircraft Demonstration, attached hereto to incorporate Model 737-524 and Model 737-624 Aircraft into the letter agreement.

     3.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     3.5   Remove and replace, in its entirety, Letter
Agreement 1951-7, Spares Initial Provisioning, with Letter
Agreement 1951-7R1, Spares Initial Provisioning, attached hereto.

     3.6 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     3.7 Add new Letter Agreement 1951-9, Option Aircraft - Model 737-624 Aircraft, attached hereto to incorporate purchase option provisions for Buyer to purchase up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     3.8 Add new Letter Agreement 1951-10, Configuration Matters [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]- Model 737-624 Aircraft, attached hereto to document an undefined configuration for the Model 737-624 Aircraft.

     3.9 Add new Letter Agreement 1951-11, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     3.10  Remove and replace, in their entirety, Letter
Agreements 6-1162-MMF-308, -309,-310, -311 and -312 with the corresponding Letter Agreements attached hereto to incorporate certain issues regarding the Model 737-524/624 Aircraft as follows:

   6-1162-MMF-308R1  Disclosure of Confidential Information
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     3.11  Add new Letter Agreement 6-1162-MMF-378, [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] Aircraft.

     3.12  Add new Letter Agreement 6-1162-MMF-379, [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] Aircraft.


4.   Payment of Additional Advance Payments.

     Within three (3) business days after execution of this Supplemental Agreement, Buyer shall transfer to Boeing's account at Chase Manhattan Bank, New York, N.Y., the sum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as of the effective date of the Supplemental Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.



By: /s/ M. Monica Fix              By: /s/ Brian Davis


Its:    Attorney-In-Fact           Its: V.P.







                       PURCHASE AGREEMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.




              Relating to Boeing Model 737 Aircraft

                 Purchase Agreement Number 1951








                        TABLE OF CONTENTS

                                                  Page      SA
                                                Number  Number
ARTICLES

1.     Subject Matter of Sale. . . . . . . . . .   1-1    SA 1

2.     Delivery, Title and Risk of Loss. . . . .   2-1

3.     Price of Aircraft . . . . . . . . . . . .   3-1    SA 2

4.     Taxes . . . . . . . . . . . . . . . . . .   4-1

5.     Payment . . . . . . . . . . . . . . . . .   5-1

6.     Excusable Delay . . . . . . . . . . . . .   6-1

7.     Changes to the Detail Specification . . .   7-1    SA 1

8.     Federal Aviation Requirements and
       Certificates and Export License . . . . .   8-1    SA 1

9.     Representatives, Inspection,
       Flights and Test Data . . . . . . . . . .   9-1

10.    Assignment, Resale or Lease . . . . . . .  10-1

11.    Termination for Certain Events. . . . . .  11-1

12.    Product Assurance; Disclaimer and
       Release; Exclusion of Liabilities;
       Customer Support; Indemnification
       and Insurance . . . . . . . . . . . . . .  12-1

13.    Buyer Furnished Equipment and
       Spare Parts . . . . . . . . . . . . . . .  13-1

14.    Contractual Notices and Requests. . . . .  14-1

15.    Miscellaneous . . . . . . . . . . . . . .  15-1

TABLES

1.     Aircraft Deliveries and Descriptions. . .   T-1    SA 2

                        TABLE OF CONTENTS

                                                        SA
                                                    Number

EXHIBITS
A           Aircraft Configuration . . . . . . .      SA 1

B           Product Assurance Document . . . . .      SA 1

C           Customer Support Document - Code
            Two - Major Model Difference . . . .      SA 1

C1          Customer Support Document - Code
            Three - Minor Model Difference . . .      SA 1

D           Aircraft Price Adjustments -
            New Generation Aircraft. . . . . . .      SA 1

D1          Airframe and Engine Price
            Adjustments - Current Generation
            Aircraft . . . . . . . . . . . . . .      SA 1

E           Buyer Furnished Equipment
            Provisions Document. . . . . . . . .      SA 1

F           Defined Terms Document . . . . . . .      SA 1

LETTER AGREEMENTS
1951-1      Not Used . . . . . . . . . . . . . .

1951-2R1    Seller Purchased Equipment . . . . .      SA 1

1951-3R1    Option Aircraft-Model 737-824
            Aircraft . . . . . . . . . . . . . .      SA 1

1951-4R1    Waiver of Aircraft Demonstration . .      SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] . . . .      SA 1

1951-6      Configuration Matters. . . . . . . .

1951-7R1    Spares Initial Provisioning. . . . .      SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] . . . .      SA 1

1951-9      Option Aircraft Model-737-624
            Aircraft . . . . . . . . . . . . . .      SA 1

1951-10     Configuration Matters [CONFIDENTIAL
            MATERIAL OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE
            COMMISSION PURSUANT TO A REQUEST FOR
            CONFIDENTIAL TREATMENT] - Model 737-624
            Aircraft . . . . . . . . . . . . . .      SA 1

1951-11     [CONFIDENTIAL MATERIAL OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE
            COMMISSION PURSUANT TO A REQUEST FOR
            CONFIDENTIAL TREATMENT]. . . . . . .      SA 1

RESTRICTED LETTER AGREEMENTS

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-308R1   Disclosure of Confidential. .      SA 1
                   Information

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY   SA 1
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY   SA 1
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY   SA 1
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY   SA 1
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY   SA 1
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY   SA 1
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]


SUPPLEMENTAL AGREEMENTS. . . . . . . . . . . . .     DATED AS OF:

Supplemental Agreement No. 1 . . . . . . . . . .


                   PURCHASE AGREEMENT NO. 1951

                           Relating to

                    BOEING MODEL 737 AIRCRAFT




     This Agreement is entered into as of July 23, 1996 by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Continental Airlines, Inc., a Delaware corporation, with its principal office in Houston, Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.     Subject Matter of Sale.

       1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing the Model 737 aircraft (the Aircraft) described below in the quantities of the model types shown in Table 1, Aircraft Deliveries and Descriptions for Model 737 Aircraft, to this Agreement and manufactured in accordance with the detail specifications identified below (Detail Specification).

               1.1.1   Current Generation Aircraft.

                       Model 737-524 Aircraft (the Current
Generation Aircraft) which will be manufactured in accordance with the Boeing detail specification as described in Exhibit A-4, and as modified from time to time in accordance with this Agreement.

               1.1.2   New Generation Aircraft.

                       Model 737-724, Model 737-824 and Model
737-624 Aircraft (the New Generation Aircraft) which will be manfactured in accordance with the Boeing detail specifications described in Exhibits A-1, A-2 and A-3, respectively, and as modified from time to time in accordance with this Agreement.

       1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

       1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

       1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.


ARTICLE 2.     Delivery, Title and Risk of Loss.

       2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the schedule set forth in Table 1.

       2.2     Notice of Target Delivery Date.  Boeing will give
Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

       2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

       2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

       2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

       2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any encumbrances.


ARTICLE 3.     Price of Aircraft.

       3.1     Definitions.

               3.1.1   Current Generation Aircraft.

                       3.1.1.1  Special Features are the features
listed in Exhibit A-4 which Buyer has selected for incorporation in Current Generation Aircraft.

                       3.1.1.2  Base Airframe Price is the
Aircraft Basic Price excluding the price of Special Features and Engines.

                       3.1.1.3  Engine Price is the price
established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D-1.

                       3.1.1.4  Aircraft Basic Price is comprised
of the Base Airframe Price, the Engine Price and the price of the Special Features.

                       3.1.1.5  Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airframe, Engine and
Special Features) as calculated pursuant to Exhibit D-1.

                       3.1.1.6  Base Airplane Price is the
Aircraft Basic Price excluding the price of Special Features, but including Engines.

               3.1.2   New Generation Aircraft

                       3.1.2.1  Special Features are the features
listed in Exhibits A-1, A-2 and A-3, which Buyer has selected for incorporation in New Generation Aircraft.

                       3.1.2.2  Base Airplane Price is the
Aircraft Basic Price excluding the price of Special Features, but including Engines.

                       3.1.2.3  Aircraft Basic Price is comprised
of the Base Airplane Price and the price of the Special Features.

                       3.1.2.4  Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airplane and Special
Features) as calculated pursuant to Exhibit D.

       3.2     Aircraft Basic Price.

               3.2.1   Current Generation Aircraft:

                       3.2.1.1  Model 737-524 Aircraft.

                                The Aircraft Basic Price of each
737-524 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airframe Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
             Engine Price               SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE
             Aircraft Basic Price       COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

               3.2.2   New Generation Aircraft.

                       3.2.2.1  Model 737-624 Aircraft.

                                The Aircraft Basic Price of each
737-624 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

                       3.2.2.2  Model 737-724 Aircraft.

                                The Aircraft Basic Price of each
737-724 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

                       3.2.2.3  Model 737-824 Aircraft.

                                The Aircraft Basic Price of each
737-824 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

       3.3 Aircraft Price. The total amount that Buyer is to pay for the Aircraft at the time of delivery (Aircraft Price) will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

               3.3.1   the Aircraft Basic Price, set forth in
Table 1; plus

               3.3.2   the Economic Price Adjustments for the
Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibits D or D-1, as applicable; plus

               3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

       3.4     Advance Payment Base Price.

               3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

       3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

ARTICLE 4.     Taxes.

       4.1 Taxes. Buyer will pay all Taxes imposed by any domestic or foreign taxing authority arising out of or in connection with this Agreement or performance pursuant to it. In this Agreement, "Taxes" are defined as all taxes, fees, charges or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to, sales, use, value added, gross receipts, stamp, excise, transfer and similar taxes, except U.S. federal income taxes and Washington State business and occupation tax imposed on Boeing.

       4.2     Taxes Relating to Buyer Furnished Equipment.
Buyer is responsible for the proper filing of all tax returns, reports and declarations and payment of all taxes related to or imposed on Buyer Furnished Equipment.

       4.3 Reimbursement of Boeing. Buyer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or for which Boeing is responsible for collecting.

ARTICLE 5.     Payment.

       5.1 Advance Payment Schedule. Advance payment for each Aircraft will be made to Boeing by Buyer as follows:

Due Date of Payment           Amount Due per Aircraft
                                 (Percentage times
                            Advance Payment Base Price)
Upon signing the Agreement                1% (less the
                                             Deposit)

24 months prior to the first              4%
day of the scheduled delivery
month of the Aircraft

21 months prior to the first              5%
day of the scheduled delivery
month of the Aircraft

18 months prior to the first              5%
day of the scheduled delivery
month of the Aircraft

12 months prior to the first              5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first               5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first               5%
day of the scheduled delivery
month of the Aircraft

     Total                               30%

       5.2 Advance Payment Adjustment. For each Aircraft scheduled for delivery 36 months or more after the date of this Agreement and for which the Advance Payment Base Price is adjusted, Buyer will:

               5.2.1 pay the advance payment due 24 months prior to the scheduled month of delivery for each affected Aircraft in an amount equal to 5% of an amount equal to the adjusted Advance Payment Base Price of such Aircraft, after subtracting the total amount of all Deposits and advance payments for such Aircraft previously paid to Boeing, and

               5.2.2   use the adjusted Advance Payment Base
Price in determining the amount of remaining advance payments due
Boeing for such Aircraft.

       5.3     Payment at Delivery.  The Aircraft Price, less
Advance Payments received by Boeing, is due on delivery of such Aircraft to Buyer.

       5.4 Form of Payments. All payments due hereunder will be made by Buyer to Boeing by unconditional deposit in a bank account in the United States designated by Boeing or in other immediately available funds. All prices and payments set forth in this Agreement are in United States Dollars.

       5.5 Monetary and Government Regulations. Buyer will be responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.

ARTICLE 6.     Excusable Delay.

       6.1 General. Boeing will not be liable for or be deemed to be in default under this Agreement on account of any delay in delivery of any Aircraft or other performance hereunder arising out of causes such as: acts of God; war, armed hostilities, riots, fires, floods, earthquakes or serious accidents; governmental acts or failures to act affecting materials, facilities or Aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; damage to an Aircraft; failure of or delay in transportation; or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or arising out of any other cause to the extent it is beyond Boeing's control or not occasioned by Boeing's fault or negligence. A delay resulting from such causes is referred to as an "Excusable Delay".

       6.2     Excusable Delay of 12 Months.

               6.2.1 Anticipated Delay. If Boeing concludes, based on its appraisal of the facts and normal scheduling procedures, that due to an Excusable Delay, delivery of an Aircraft will be delayed more than 12 months beyond the month in which delivery is scheduled, Boeing will promptly so notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after receipt by Buyer of Boeing's notice. Failure of a party to terminate the purchase of an Aircraft for an Excusable Delay pursuant to this paragraph results in a waiver of that party's right to terminate the purchase of such Aircraft for any delay in delivery caused by such Excusable Delay.

               6.2.2 Actual Delay. If, due to an Excusable Delay, delivery of an Aircraft is delayed for more than 12 months beyond the month in which delivery is scheduled, and such right to terminate has not been waived under paragraph 6.2.1, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after the expiration of such 12-month period.

       6.3 Aircraft Damaged Beyond Repair. If, prior to delivery, an Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft. If Boeing does not so terminate this Agreement with respect to such Aircraft, such notice will specify the earliest date reasonably possible, consistent with Boeing's other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft. This Agreement will thereupon terminate as to such Aircraft, unless Buyer gives Boeing written notice, within 30 days after receipt of Boeing's notice, that Buyer desires the proposed replacement for such Aircraft.

       6.4 Agreement Revision. If an Aircraft is delayed, or destroyed or damaged beyond economic repair, and this Agreement is not terminated pursuant to this Article, this Agreement will be appropriately revised.

       6.5     Agreement Termination.

               6.5.1   Termination under this Article will
discharge all obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft,

               6.5.2 If either party terminates this Agreement as to any Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer.

       6.6 Exclusive Rights. The termination rights set forth in this Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of delays in performance covered by this Article.

ARTICLE 7.     Changes to the Detail Specification.

       7.1 Development Changes. Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model
 737-500/-600/-700/-800 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes Pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

ARTICLE 8.     Federal Aviation Requirements and Certificates.

       8.1     FAA Certificates.

               8.1.1   Boeing will obtain from the Federal
Aviation Administration (FAA):

                       8.1.1.1  a Type Certificate (transport
category) issued pursuant to Part 21 of the Federal Aviation
Regulations for the type of aircraft covered by this Agreement, and

                       8.1.1.2  a Standard Airworthiness
Certificate for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, which will be provided to Buyer with delivery of the Aircraft.

               8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

               8.1.3 If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail Specification.

       8.2     FAA Manufacturer Changes.

               8.2.1 If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft.

               8.2.2   If prior to Aircraft delivery a
Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer, unless the requirement is promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's charge only for Aircraft scheduled for delivery to Buyer (a) 18 months or more after the date of this Agreement or (b) after the date of Boeing's receipt of the Type Certificate for the Model 737-600/- 700/-800, whichever is later.

       8.3     FAA Operator Changes.

               8.3.1 Boeing will deliver each Aircraft with the changes in equipment incorporated (or, at Boeing's sole discretion, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

               8.3.2 If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing's charge applicable to such Aircraft.

       8.4 Delays; Changes to this Agreement. If delivery of an Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.

ARTICLE 9.     Representatives, Inspection,
               Flights and Test Data.

       9.1 Office Space at Boeing. From a date 12 months prior to delivery of the first Aircraft, and until the delivery of the last Aircraft, Boeing will furnish, without additional charge, suitable office space and equipment in or conveniently located near its plant in Seattle for the accommodation of up to three personnel of Buyer.

       9.2 Inspection by Buyer. Designated representatives of Buyer may inspect the manufacturing of the Aircraft at all reasonable times. However, if access to any part of Boeing's plant is restricted by the United States Government, Boeing will be allowed a reasonable time to arrange for inspection elsewhere. All inspections by Buyer's representatives will be performed so as not to hinder manufacture or performance by Boeing.

       9.3 Aircraft Flight. Prior to delivery, each Aircraft will be flown by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing's production flight test procedures. The aggregate duration of such flights will be not less than 1-1/2 hours or more than 4 hours. Five persons designated by Buyer may participate in such flights as observers.

       9.4 Test Data. Boeing will furnish to Buyer, as soon as practicable, flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Agreement. Any Performance Guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

       9.5 Special Aircraft Test Requirements. Boeing may use the Aircraft for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Purchase Price, if such tests are deemed necessary by Boeing to:

               9.5.1 obtain or maintain the Type Certificate or Standard Airworthiness Certificate for the Aircraft; or

               9.5.2 evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.

       9.6 Indemnity. Boeing will indemnify and hold harmless Buyer and Buyer's observers from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer's observers, whether active, passive or imputed.

ARTICLE 10.    Assignment, Resale or Lease.

       10.1 Assignment. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns. Neither the rights nor the duties of either party under this Agreement may be assigned or delegated, or contracted to be assigned or delegated, in whole or part, without the prior written consent of the other party, except that:

               10.1.1 Either party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party;

               10.1.2  Boeing may assign its rights to receive
money; and

               10.1.3 Boeing may assign all or any part of its rights and obligations under this Agreement to any wholly owned subsidiary of Boeing, provided that Boeing will remain fully and solely responsible to Buyer for all obligations and liabilities as the seller of the Aircraft, and Buyer will continue to deal exclusively with Boeing.

       10.2 Transfer by Buyer at Delivery. Buyer may, and at Buyer's request Boeing will, take any action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by Buyer of such Aircraft. No action taken by either party pursuant to this paragraph, however, will require Boeing to divest itself of title to or possession of such Aircraft until delivery and payment therefor pursuant to this Agreement.

       10.3 Sale by Buyer After Delivery. If, following delivery of any Aircraft, Buyer sells such Aircraft (including any sale for financing purposes), then all of Buyer's rights with respect to such Aircraft under this Agreement will inure to the benefit of the purchaser of such Aircraft, effective upon Boeing's receipt of such purchaser's express written agreement, in form satisfactory to Boeing, to be bound by and to comply with all applicable terms, conditions and limitations of this Agreement.

       10.4 Lease by Buyer After Delivery. If, following delivery of any Aircraft, Buyer leases such Aircraft, Buyer will not assign to the lessee of such Aircraft any rights under this Agreement without Boeing's prior written consent, which consent will not be unreasonably withheld.

       10.5 No Increase in Boeing Liability. No action taken by Buyer or Boeing relating to the assignment, resale or lease of any Aircraft or this Agreement will subject Boeing to any liability beyond that in this Agreement or modify in any way
Boeing's obligations under this Agreement.

       10.6 Exculpatory or Indemnity Clause in Post-Delivery Sale or Lease. If, following delivery of an Aircraft, Buyer sells or leases such Aircraft and obtains from the transferee an exculpatory or indemnity clause protecting Buyer, Buyer will include the same protection for Boeing.

ARTICLE 11.    Termination for Certain Events.

       11.1 Termination. This Agreement may be terminated at any time with regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

               11.1.1 Ceases doing business as a going concern, suspends all or substantially all its business operations, makes an assignment for the benefit of creditors, is insolvent, or generally does not pay its debts, or admits in writing its inability to pay its debts; or

               11.1.2  Petitions for or acquiesces in the
appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days.

       11.2 Repayment of Advance Payments. If this Agreement is terminated with regard to any Aircraft by Buyer under this Article, Boeing will repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.

ARTICLE 12.    Product Assurance; Disclaimer and Release;
               Exclusion of Liabilities; Customer Support;
               Indemnification and Insurance.

       12.1 Product Assurance. Boeing and Buyer are bound by the provisions of Exhibit B hereto (Product Assurance Document).

       12.2 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THE PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED
TO:

               (A)     ANY IMPLIED WARRANTY OF MERCHANTABILITY OR
                       FITNESS;

               (B)     ANY IMPLIED WARRANTY ARISING FROM COURSE
                       OF PERFORMANCE, COURSE OF DEALING OR USAGE
                       OF TRADE;

               (C)     ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR
                       REMEDY IN TORT, WHETHER OR NOT ARISING
                       FROM THE NEGLIGENCE OF BOEING (WHETHER
                       ACTIVE, PASSIVE OR IMPUTED); AND

               (D)     ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR
                       REMEDY FOR LOSS OF OR DAMAGE TO ANY
                       AIRCRAFT.

       12.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT.

       12.4 Definitions. For the purposes of this Article, the term "BOEING" means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

       12.5 Customer Support and Indemnification; Insurance. Boeing and Buyer are bound by the provisions of Exhibit C hereto (Customer Support Document), which includes indemnification and insurance requirements related to the use of Customer Support Services.

ARTICLE 13.    Buyer Furnished Equipment and Spare Parts.

       13.1 Buyer Furnished Equipment. Boeing and Buyer are bound by the provisions of Exhibit E (Buyer Furnished Equipment
Document), which includes indemnification requirements related to Buyer Furnished Equipment.

       13.2 Purchase of Boeing Spare Parts. Boeing will sell to Buyer and Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Customer Services General Terms Agreement No. 24-1.

ARTICLE 14.    Contractual Notices and Requests.

       All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

       Buyer:          Continental Airlines, Inc.
                       2929 Allen Parkway
                       Suite 2010
                       Houston, TX 77019

                       Attention:  Sr. V.P. Fleet Management

       Boeing:         Boeing Commercial Airplane Group
                       P.O. Box 3707
                       Seattle, Washington 98124-2207
                       U.S.A.

                       Attention:  Vice President - Contracts
                                   Mail Stop 75-38

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.

ARTICLE 15.    Miscellaneous.

       15.1 Government Approval. Boeing and Buyer will use their best reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Agreement.

       15.2 Headings. Article and paragraph headings used in this Agreement are for convenient reference only and are not intended to affect the interpretation of this Agreement.

       15.3 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Agreement.

       15.4    GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY
THE LAW OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF
WASHINGTON'S CONFLICTS OF LAWS RULES.

       15.5 Negotiated Agreement. This Agreement, including the provisions of Article 12 relating to DISCLAIMER AND RELEASE, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.


                    *************************



CONTINENTAL AIRLINES, INC.     THE BOEING COMPANY



By /s/ Brian Davis             By /s/ M. Monica Fix

Its V.P. Fleet Management      Its Attorney-in-Fact

                           Table 1 to

                     Purchase Agreement 1951

              Aircraft Deliveries and Descriptions

                       Model 737 Aircraft


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


                     AIRCRAFT CONFIGURATION

                     Dated October 10, 1996

                           relating to

                  BOEING MODEL 737-624 AIRCRAFT

                           Exhibit A-3


     The Detail Specification is Boeing Detail Specification D6-38808-62 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 Revision F dated March 8, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed in the Attachment to this Exhibit A-3, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-39060. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes of price upon configuration completion by no later than December 31, 1996, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.




The Attachment to this Exhibit will be defined by Boeing and Buyer at a later date.

                     AIRCRAFT CONFIGURATION

                     Dated October 10, 1996

                           relating to

                  BOEING MODEL 737-524 AIRCRAFT

                           Exhibit A-4


     The Detail Specification is Boeing Detail Specification D6-38606-11, Revision F dated March 1, 1996. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38606 Revision J dated October 17, 1994 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed in the Attachment to this Exhibit A-4, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-77072. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes of price upon configuration completion by September 3, 1996, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                       Exhbit A-4
                                                           Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH TEH
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]






                   PRODUCT ASSURANCE DOCUMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





           Exhibit B to Purchase Agreement Number 1951


               PRODUCT ASSURANCE DOCUMENT NO. 1951

                       Dated July 23, 1996

                           Relating to

                    BOEING MODEL 737 AIRCRAFT




     This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 1951 between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737 aircraft. This Product Assurance Document consists of the following parts:


       PART A      Boeing Warranty

       PART B      Warranty Repairs and Modifications by Buyer

       PART C      Boeing Service Life Policy

       PART D      Boeing Indemnity Against Patent Infringement

       PART D-1    Boeing Indemnity Against Copyright
                   Infringement

       PART E      Supplier Warranties and Patent Indemnities

       PART F      Engine Manufacturer Warranties

       PART G      Boeing Interface Commitment

       PART H      General

                             PART A

                         BOEING WARRANTY


1.      Warranties.

        Subject to the exceptions set forth herein, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

        1.1 conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

        1.2 be free from defects in material and workmanship, including process of manufacture; and

        1.3 be free from defects in design, including selection of (i) materials and (ii) process of manufacture, in view of the state of the art at the time of design.

        For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called "defects" or a "defect", and the term "system", "accessory", "equipment" or "part" may hereinafter be called "item" or "items."

2.      Exceptions.

        The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing's detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will constitute a defect in workmanship covered by such warranties.

3.      Survival of Warranties.

        Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing's detailed design, nor any Performance Guarantees, will survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4.      Warranty Periods and Claims.

        4.1     The warranty periods are:

                4.1.1   As to a defect in conformance to the
Detail Specification of New Generation Aircraft, 48 months after delivery of each Aircraft; or as to defect in conformance to the Detail Specification of Current Generation Aircraft, 36 months after delivery of each Aircraft, and

                4.1.2 As to a defect in material, workmanship or design in any item, 48 months after delivery of each New Generation Aircraft or 36 months after delivery of each Current Generation Aircraft in which such item was initially installed.

        4.2 Boeing's Product Assurance Regional Manager at Renton, Washington must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent but in no event later than 90 days after expiration of the applicable warranty period.

        4.3 Such warranty claim must include the data set forth below and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

                4.3.1   Identity of the item or Aircraft
involved, including Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

                4.3.2   Identity of the Aircraft on which the
claimed item was installed as original equipment;

                4.3.3   Date the claimed defect became apparent
which will be the date such defect was discovered by Buyer or the warranty date set forth in a Boeing service bulletin or service letter, whichever date occurs first; and

                4.3.4   Description of the claimed defect and
circumstances, including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin or letter.

        4.4 Upon completion of Boeing's warranty claim investigation, performed within a reasonable time period, including examination of any item or Aircraft returned to Boeing, Boeing will provide a written disposition of its warranty claim findings to Buyer. In the event Boeing must reject Buyer's warranty claim, Boeing will provide reasonable substantiation of such rejection in its disposition.

5.      Remedies.

        Buyer's remedies under this Boeing Warranty are as follows:

        5.1 As to a defect in conformance to the Detail Specification, the correction at Boeing's expense of such defect; provided, however, that Boeing will not be obligated to correct any defect that has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

        5.2     As to a defect in material or workmanship,
(i) the repair at Boeing's expense of such defect or, (ii) at Boeing's option, the replacement of such item with a similar item free from defect or the issuance of a credit memorandum to reimburse Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item.

        5.3 As to a defect in design, the correction at Boeing's expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

        5.4 Boeing will issue a credit memorandum to reimburse Buyer at the Warranty Labor Rate for the direct labor hours required for removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6.      Returned Items.

        Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable. Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence Buyer's authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to Boeing:

        6.1     As to Aircraft:

                6.1.1   An Aircraft may be returned only if

                        6.1.1.1  substantially all the work to be
performed by Boeing is covered by this Boeing Warranty, and

                        6.1.1.2  Buyer does not have the
capability to perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing's facilities.

                6.1.2 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer by issuing a credit memorandum for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing's facilities and in ferrying the Aircraft back to Buyer's facilities. Buyer will minimize the length of both ferry flights.

                6.1.3 Any nonwarranty work performed by Boeing will be paid for by Buyer at Boeing's then-standard rates.

                6.1.4   A separate agreement based on Boeing's
then-standard form will be entered into to cover the return of and work on such Aircraft.

        6.2     As to any system, accessory, equipment or part:

                6.2.1   All warranty work will be performed at
Boeing's expense, with reasonable efforts to minimize item out-of-service time for items returned.

                6.2.2 Boeing's turnaround-time objectives for repair or replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing's facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer's warranty claim describing the work, and ends the date of shipment by Boeing of such item. If a turnaround-time objective is not achieved and a resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item in accordance with the Boeing Recommended Spare Parts List, Boeing will, upon request from Buyer, either:

                        6.2.2.1  expedite repair or replacement
of the item or

                        6.2.2.2  provide a similar item on a
no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

                6.2.3 The freight charge for shipment to Boeing of any item will be paid by Buyer; however, Boeing will reimburse Buyer by issuing a credit memorandum for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

        6.3 Title to and risk of loss of any Aircraft or item returned to Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss (i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.      Nonrepairable Items.

        Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Boeing will display best efforts to have such Boeing representative available within 30 days. Buyer's claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8.      Reimbursement for Certain Inspection Labor Costs.

        8.1 In addition to the remedies set forth in this Boeing Warranty, Boeing will reimburse Buyer by issuing a credit memorandum at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing's detailed design, provided that:

                8.1.1 such inspections are recommended by a Boeing service bulletin or service letter issued by Boeing within 48 months after delivery of such New Generation Aircraft or 36 months after delivery of such Current Generation Aircraft, and

                8.1.2 such reimbursement will not apply to any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed.

        8.2 If a covered defect is determined to exist as a result of the foregoing inspections, the remedies under this Boeing warranty will apply to Aircraft in warranty as of the warranty date set forth in the applicable Boeing service bulletin or service letter or the date the defect was discovered by Buyer, whichever date occurs first.

9.      Wear and Tear.

        Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.     Disclaimer and Release; Exclusion of Liabilities.

        This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11.     Buyer's Indemnification of Boeing.

        The provisions of Part E, "Buyer's Indemnification of Boeing and Insurance" of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer's specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

                             PART F1

             Relating to Current Generation Aircraft

                 ENGINE MANUFACTURER'S WARRANTY
                    AND PRODUCT SUPPORT PLAN


Boeing has obtained from CFM International, Inc. (CFM) the right to extend to Buyer the provisions of CFM's New Engine Warranty set forth in CFM's "CFM56 Product Support Plan"; subject, however, to Buyer's acceptance of the conditions set forth herein and in such product support plan. Accordingly, Boeing hereby extends to Buyer, and Buyer hereby accepts, the provisions of such CFM warranty and such provisions shall apply to CFM56 turbo-fan engines installed in the Aircraft at the time of delivery to Buyer except that, if Buyer and CFM have executed a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for such extension, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed CFM56 engines and releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed CFM56 engines except as expressly assumed by CFM in such Product Support Plan or in such General Terms Agreement between Buyer and CFM.

                CFM INTERNATIONAL, INC. WARRANTY

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                             PART F2
               Relating to New Generation Aircraft

                 ENGINE MANUFACTURER'S WARRANTY
                    AND PRODUCT SUPPORT PLAN


        Boeing has obtained from CFM International, Inc. (CFMI) the right to extend to Buyer the provisions of CFMI's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Buyer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of CFMI's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and CFMI or CFM International, S.A. have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 1 through 10 below and Paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor CFMI shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFMI Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges CFMI from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFMI or CFM International, S.A. in such CFMI Warranty or General Terms Agreement between Buyer and CFMI or CFM International, S.A. and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

                CFMI INTERNATIONAL INC. WARRANTY


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



                CODE TWO -MAJOR MODEL DIFFERENCES


                    CUSTOMER SUPPORT DOCUMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





           Exhibit C to Purchase Agreement Number 1951


               CUSTOMER SUPPORT DOCUMENT NO. 1951


                     Dated October 10, 1996


                           Relating to


             BOEING MODEL 737-624/-724/-824 AIRCRAFT



        This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 1951 between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737-624/-724/-824 aircraft. This Customer Support Document consists of the following parts:


        PART A  Boeing Maintenance Training Program

        PART B  Boeing Customer Support Services

        PART C  Boeing Flight Training Program

        PART D  Technical Data and Documents

        PART E  Buyer's Indemnification of Boeing and Insurance

        PART F  Alleviation or Cessation of Performance



              CODE THERE - MINOR MODEL DIFFERENCES




                    CUSTOMER SUPPORT DOCUMENT


                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.






          Exhibit C1 to Purchase Agreement Number 1951

               CUSTOMER SUPPORT DOCUMENT NO. 1951

                     Dated October 10, 1996

                           Relating to

                  BOEING MODEL 737-524 AIRCRAFT





        This Customer Support Document is Exhibit C1 to and forms a part of Purchase Agreement No. 1951 between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-524 aircraft. This Customer Support Document consists of the following parts:


       PART A    Boeing Maintenance Training Program

       PART B    Boeing Customer Support Services

       PART C    Boeing Flight Training Program

       PART D    Technical Data and Documents

       PART E    Buyer's Indemnification of Boeing and Insurance

       PART F    Alleviation or Cessation of Performance

                             PART A

               BOEING MAINTENANCE TRAINING PROGRAM


1.    General.

      This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.    Maintenance Training Program.

      In conjunction with earlier sales to Buyer of the same model type aircraft as the Aircraft, Boeing has provided to Buyer comprehensive maintenance training and/or materials for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide 1 Maintenance Training course consisting of classroom training to acquaint up to 15 of Buyer's personnel with any operational, structural or systems differences between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer that are significant to the maintenance of the Aircraft. Such course will be scheduled by mutual agreement of Boeing's and Buyer's maintenance training organizations.

3.    Training Materials.

      Boeing will provide Buyer with a narrative description defining the expected time to teach the various differences between the first Aircraft scheduled for delivery pursuant to this agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer.

If Buyer chooses to have Boeing provide a differences Maintenance Training course, Boeing will provide at the beginning of the course, 1 copy of a training manual for the differences training course to each student attending such course. Boeing will also provide to the Buyer 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text utilized in the Maintenance Training class. No revision service will be provided for such training manuals and materials.

If Buyer chooses not to have Boeing provide a differences Maintenance Training course, Boeing will provide to Buyer at Buyer's direction, 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text that would have been utilized in a differences Maintenance Training class. Delivery of requested materials will satisfy difference training entitlements as defined herein. No revision service will be provided for such training manuals and materials.

4.    Training at a Facility Other Than Boeing's.

      If seasonably requested, Boeing will conduct the classroom training described above at a mutually acceptable alternate training site, subject to the following conditions:

      4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

      4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

      4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

      4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

      4.5 Those portions of training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                             PART B

                BOEING CUSTOMER SUPPORT SERVICES


1.    General.

      This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.    Field Service Engineering.

      Boeing will furnish field service representation to advise
Buyer on maintenance and operation of the Aircraft (Field
Services) as follows:

      2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for a period beginning prior to delivery of each Aircraft and terminating 12 months after delivery of the Aircraft (Field Service Period(s)). If such Field Service Periods overlap, the Field Services will be provided concurrently.

      2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

      2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

      2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.    Additional Engineering Support Services.

      Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

      3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

      3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

      3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.    Special Services.

      4.1   Facilities, Ground Equipment and Maintenance Planning
            Assistance.

            Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

      4.2   Additional Services.

            Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or
Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to (i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

      4.3   Post-Delivery Aircraft Services.

            If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

            4.3.1Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

            4.3.2The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

            4.3.3Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

            4.3.4The Disclaimer and Release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

            4.3.5In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.    Additional Informational Services.

      Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                             PART C

                 BOEING FLIGHT TRAINING PROGRAM


1.    General.

      This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.    Flight Training Program.

      In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 15 of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.    Training Materials.

      Any training materials, if required, that are used in Flight Training shall be provided to Buyer at the conclusion of such class. No revision service shall be provided for such training materials.

4.    Training at a Facility Other Than Boeing's.

      If seasonably requested, Boeing will conduct the Flight
Training at a mutually acceptable alternate training site, subject to the following conditions:

      4.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

      4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

      4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

      4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

      4.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                             PART D

                  TECHNICAL DATA AND DOCUMENTS


1.    General.

      Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 29 excluding FRM/FIM to Air Transport Association of America Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog, will be prepared essentially in accordance with the provisions of Revision 28. The Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA)
Specification 2100, dated January 1994, entitled "Digital Data
Standards for Aircraft Support."

2.    Treatment of Data and Documents.

      2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

      2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

      2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.    Document Formats and Quantities.

      The quantities of documents set forth in the Attachment will be provided at a later time to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, to be mutually agreed upon following signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication shall be the same as for the Document it replaces.

4.    Revision Service.

      Further revisions to any such Documents will be provided as set forth in the purchase agreement, purchase agreement supplement, or as may have been amended by the parties, for such aircraft.

5.    Supplier Technical Data.

      Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

6.    Additional Data and Documents.

      If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.    Buyer's Shipping Address.

      Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

                                           ORIGINAL   REVISED
ITEM NAME                                  QUANTITY   QUANTITY   FORMAT
A.   FLIGHT OPERATIONS:

 1.  Airplane Flight Manual                                      Printed 1 Side

     NOTE:  An additional copy is
            placed aboard each
            airplane at delivery
            as required by FAR's.

 2.  Operations Manual and Quick                                 Printed 2 Sides
     Reference Handbook


 3.  Weight and Balance Manual

        a.  Chapter 1 "Control"                                  Printed 2 Sides

        b.  Chapter 2 "Reports"                                  Printed 1 Side

 4.  Dispatch Deviation                                          Printed 2 Sides
     Procedures Guide

 5.  Flight Crew Training Manual                                 Printed 2 Sides

 6.  Performance Engineer's Manual                               Printed 2 Sides

 7.  Jet Transport Performance Methods                           Printed 2 Sides
     (total quantity - all models)

 8.  FMC Supplemental Data Document                              Printed 2 Sides

 9.  Operational Performance
     Software (OPS)

     a. Inflight and Report Software                             Digital Magnetic Tape
                                                                 Diskette, IBM Compatible
                                                                 3.5 Inch (720KB or 1.44MB)
                                                                 Diskette, Macintosh 3.5
                                                                 Inch (800KB or 1.4MB)

     b. Airplane Performance                                     Digital Magnetic Tape
        Monitoring (APM/HISTRY)                                  Diskette, IBM Compatible:
        Software
                                                                 3.5 Inch (720KB or
                                                                 1.44MB)
                                                                 5.25 Inch (360KB or
                                                                 1.2MB)
                                                                 Diskette, Macintosh
                                                                 3.5 Inch (800KB or
                                                                 1.4MB)

     c. Takeoff Analysis Software                                Digital Magnetic Tape
                                                                 Diskette, IBM Compatible:
                                                                 3.5 Inch (720KB or
                                                                 1.44MB)
                                                                 5.25 Inch (360KB or
                                                                 1.2MB) (737,747,757,767)
                                                                 Diskette, Macintosh 3.5
                                                                 Inch (800KB or 1.4MB)

     d. Landing Analysis Software                                Digital Magnetic Tape
                                                                 Diskette, IBM Compatible:
                                                                 3.5 Inch (720KB or
                                                                 1.44MB)
                                                                 5.25 Inch (360KB or
                                                                 1.2MB)
                                                                 Diskette, Macintosh 3.5
                                                                 Inch (800KB or 1.4MB)

10.  ETOPS Guide Vol. III                                        Printed 2 Sides
     (Operational Guidelines
     and Methods)

B.   MAINTENANCE

 1.  Aircraft Maintenance Manual                                 Printed 2 Sides

                                                                 Printed 1 Side

                                                                 Microfilm, 16mm Duplicate

                                                                 Microfilm, 16mm Master

                                                                 Digital Format

2.   Wiring Diagram Manual                     1          1      35mm Aperture Cards of
                                                                 all Wiring Diagrams and
                                                                 Charts

                                                                 Standard Printed Copies
                                                                 of Entire Manual

                                                                 Standard Printed Copies
                                                                 of all sections except
                                                                 EDP portion

                                                                 EDP portion in Microfilm,
                                                                 16mm, Duplicate

                                                                 EDP portion in Microfilm,
                                                                 16mm, Master

                                                                 Entire Manual, Microfilm,
                                                                 16mm, Duplicate

                                                                 Entire Manual, Microfilm,
                                                                 16mm, Master

                                                                 Digital Format

 3.  System Schematics Manual                                    Printed 2 Sides

                                                                 35mm Aperture Cards

                                                                 Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

                                                                 Digital Format

 4.  Connector Part Number                                       Printed 2 Sides
     Options Document

 5.  Structural Repair Manual                                    Printed 2 Sides

                                                                 Printed 1 Side

                                                                 Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

                                                                 Magnetic Tape Text (Print
                                                                 File Format)
                                                                 Illustrations (CGM
                                                                 Format)

 6.  Component Maintenance                                       Printed 2 Sides
     Overhaul Manuals
                                                                 Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

                                                                 Magnetic Tape Text (Print
                                                                 File Format)
                                                                 Illustrations (CGM
                                                                 Format)



 7.  Chapter 20 Standard                                         Printed 2 Sides
     Overhaul Practices Manual
     (total quantity - all models)                               Printed 1 Side

                                                                 Microfilm, 16mm, Duplicate

                                                                 Microfilm, 16mm, Master

 8.  Chapter 20 Standard Wiring                                  Printed 2 Sides
     Practices Manual
     (total quantity - all models)                               Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

                                                                 Digital Format (777)

 9.  Nondestructive Test                                         Printed 2 Sides
     Manual
                                                                 Printed 1 Side

                                                                 Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

                                                                 Magnetic Tape Text (Print
                                                                 File Format)
                                                                 Illustrations (CGM
                                                                 Format)

10.  Service Bulletins                                           Printed 2 Sides

11.  Service Bulletins Index                                     Printed 2 Sides

12.  Corrosion Prevention Manual                                 Printed 2 Sides

                                                                 Printed 1 Side

                                                                 Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

                                                                 Magnetic Tape Text (Print
                                                                 File Format)Illustrations
                                                                 (CGM Format)

13.  Fuel Measuring Stick                                        Printed 1 Side
     Calibration Document
        Check One:
            U. S. Gallons
            Imperial Gallons
            Pounds
            Kilograms
            Liters

14.  Power Plant Buildup Manual                                  Printed 2 Sides

                                                                 Printed 1 Side

                                                                 Microfilm (16mm)
                                                                 Duplicate

                                                                 Microfilm (16mm) Master

15.  FMS BITE Manual                                             Printed 2 Sides

                                                                 Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

16.  All Operator Letter                                         Printed 1 or 2 sides

17.  Service Letters                                             Printed 1 or 2 sides

18.  Structural Item Interim Advisory                            Printed 1 or 2 sides

19.  Maintenance Tips                                            Printed 1 or 2 sides

20.  Combined Index                                              Printed 2 sides

                                                                 Digital Format

C.   MAINTENANCE PLANNING

 1.  Maintenance Planning                                        Printed 2 sides
     Data Documents
                                                                 Microfilm (16mm)
                                                                 Duplicate

                                                                 Microfilm (16mm) Master

                                                                 Digital Format

 2.  Maintenance Task Cards                                      Printed 1 Side

                                                                 Microfilm (16mm)
                                                                 Duplicate

                                                                 Microfilm (16mm) Master

                                                                 Digital Format

 3.  Maintenance Task Card Index                                 Printed 2 sides

                                                                 Digital Format  (777)

 4.  Maintenance Inspection                                      Printed 2 sides
     Intervals Report
     (total quantity - all models)

D.   SPARES

 1.  Illustrated Parts Catalog                                   Printed 2 Sides
     (select one format only)
                                                                 Printed 1 Side

                                                                 Microfilm (16mm)
                                                                 Duplicate

                                                                 Microfilm (16mm) Master

 2.  Standards Books

     a. Index                                                    Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     b. Parts Standards                                          Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     c. Parts Specifications                                     Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     d. Standards for Repair                                     Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     e. Obsolete Standards                                       Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     f. Commercial Markers                                       Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     g. Commercial Markers 737                                   Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     h. Passenger Cabin Symbology                                Printed 2 Sides
        (Commercial Placards)
                                                                 Microfilm (16mm)
                                                                 Duplicate

     i. Process Standards                                        Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     j. Material Standards                                       Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     k. Drafting Standards Practices                             Printed 2 Sides

                                                                 Microfilm (16mm)
                                                                 Duplicate

     l. Specification Support                                    Printed 2 Sides
        Standards
                                                                 Microfilm (16mm)
                                                                 Duplicate

E.   FACILITIES AND EQUIPMENT PLANNING

 1.  Facilities and Equipment                                    Printed 2 Sides
     Planning Document
                                                                 Microfilm (16mm) Master
                                                                 (777)

 2.  Special Tool and Ground                                     Microfilm, (35mm)
     Handling Equipment Drawings                                 Duplicate in Aperture
                                                                 Card Format

 3.  Special Tool and Ground                                     Printed 2 Sides
     Handling Equipment Drawings Index

 4.  Supplementary Tooling                                       Printed 2 Sides
     Documentation
     (total quantity - all models)

 5.  System Test Equipment Document                              Printed 1 Side

 6.  Illustrated Tool and                                        Printed 2 Sides
     Equipment List/Manual
                                                                 Printed 1 Side

                                                                 Microfilm, 16mm,
                                                                 Duplicate

                                                                 Microfilm, 16mm, Master

 7.  Aircraft Recovery Document                                  Printed 2 Sides

 8.  Airplane Characteristics for                                Printed 2 sides
     Airport Planning

 9.  Airplane Rescue and Fire                                    Printed 2 Sides
     Fighting Document (total
     quantity - all models)

10.  Engine Handling Document                                    Printed 2 Sides

F.   Configuration, Maintenance                                  Printed 2 Sides
     and Procedures for Extended
     Range Operations Document

G.   ETOPS Guide Vol. I                                          Printed 2 Sides
     (Configuration, Maintenance
     and Procedures Supplement)

H.   ETOPS Guide Vol. II                                         Printed 2 Sides
     (Maintenance Programs Guidelines)
     (total quantity - all models)

I.   Computer Software Index                                     Printed 2 Sides
     (total quantity - all models)

J.   Supplier Technical Data

     1. Service Bulletins

     2. Ground Support Equipment
        Data

     3. Provisioning Information

     4. Component Maintenance/
        Overhaul Manuals

     5. Component Maintenance/
        Overhaul Manuals Index
        (total quantity - all models)

     6. Publications Index

     7. Product Support Supplier
        Directory (total quantity -
        all models)

                             PART E

         BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.   Buyer's Indemnification Of Boeing.

     Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C1, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

     1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

     1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.   Buyer's Insurance.

     Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

     2.1   Hull All Risk; Hull War & Allied Perils Insurance.

           Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C1 services.

     2.2   Aircraft Liability Insurance.

           (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C1.

           (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

           (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

           (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

     2.3   For Coverages Specified in 2.1 and 2.2.

           (a) Acknowledgment from Buyer's insurance broker that the insurers and/or reinsurers have been provided a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

           (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).
           (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

           (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

                             PART F

             Alleviation or Cessation of Performance


Boeing will not be required to provide any services, training, data or goods at a facility (other than its own) while:

     1.    a labor stoppage or dispute in progress involving
Buyer exists;

     2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

     3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

     4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

     5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.






                    AIRCRAFT PRICE ADJUSTMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





           Exhibit D to Purchase Agreement Number 1951


                     New Generation Aircraft

Exhibit D
Page 1

                     PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRCRAFT PRICE ADJUSTMENT
                        (1995 Base Price)

      Aircraft Price Adjustment for New Generation Aircraft

1.   Formula.

     The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement).

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.





              AIRFRAME AND ENGINE PRICE ADJUSTMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





          Exhibit D1 to Purchase Agreement Number 1951

                   Current Generation Aircraft

                     PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRFRAME PRICE ADJUSTMENT
                        (1995 Base Price)

   Airframe and Engine Price Adjustment for Current Generation
Aircraft

1.   Formula.

     The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement) less the base price of Engines (as defined in this Exhibit D1) in the amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

     In determining the value of L, the ratio of ECI divided by
130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     In determining the value of M, the ratio of ICI divided by
123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

     B = The calendar year before the year in which the scheduled month of delivery as set forth in Article
           2.1 occurs.

     D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

     2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

     2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D1.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D1 with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

        ENGINE PRICE ADJUSTMENT - CFM INTERNATIONAL, INC.
                        (1995 BASE PRICE)



(a)  The Aircraft Basic Price of each Aircraft set forth in
Article 3.2.1 of this Agreement includes an aggregate price for CFM56-3B-1 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D1 called "Engines") of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

(b)  The following definitions will apply herein:

     D1  = Engine Price Adjustment

     Pb  = Aggregate Engine Base Price as set forth in
           Paragraph (a) above.

     CPI = The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

           L   = The Labor Index for such month will be the
                 quotient, expressed as a decimal and rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" SIC 3724, for such month divided by Eleven Dollars and Sixteen Cents ($11.16). Such quotient will be multiplied by 100 and then by fifty-five percent (55%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

           M1 = The Industrial Commodities Index for such month will be equal to ten percent (10%) of the Producer Price Index for "all commodities other than Farm and Foods," Code 3-15, (Base Year 1982 = 100) for such month, expressed as a decimal and rounded to the nearest hundredth.

           M2 = The Metals and Metal Products Index for such month will be equal to twenty-five percent (25%) of the Producer Price Index for "Metals and Metal Products," Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

           M3 = The Fuel Index for such month will be equal to ten percent (10%) of the Producer Price Index for "Fuel and Related Products and Power," Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

     138.27  =   Composite Price Index for October, 1994.

The factor (CPI divided by 138.27) by which the Aggregate Engine
Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d)  If the U.S. Department of Labor, Bureau of Labor Statistics
(i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, CFMI agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, CFMI agrees to meet with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the CPI to the ninth month preceding the month of scheduled delivery of the applicable aircraft.

NOTE: Any rounding of a number, as required under this Exhibit D1 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.





          BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.





           Exhibit E to Purchase Agreement Number 1951



          BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                     Dated October 10, 1996

                           Relating to

                    BOEING MODEL 737 AIRCRAFT




     This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1951, between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737 aircraft.

          BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.   General.

     Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before April 4, 1997 for Model 737-724, July 3, 1997 for Model 737-824, January 1, 1998 for
Model 737-624 and October 15, 1996 for Model 737-524 Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.   Supplier Selection.

     Buyer will:

     2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates should these items not be selected as SPE by Buyer:

                       Model 737-724          Model 737-824
  Galley System           10/9/96             2/12/97

  Seats (passenger)       9/03/96             9/03/96

                       Model 737-624          Model 737-524
  Galley System           7/1/97              Complete

  Seats (passenger)       2/7/97              Complete


     2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

           2.2.1 complete BFE configuration design requirements for such BFE; and

           2.2.2 confirm technical data submittal dates for BFE certification.

3.   Buyer's Obligations.

     Buyer will:

     3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

           3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

           3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

           3.1.3 deliver appropriate quality assurance documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

     3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

     3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

           3.3.1 require supplier's contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

           3.3.2 assure that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

     3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

     3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

     3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

     3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

     3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

     3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.   Boeing's Obligations.

     Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.   Nonperformance by Buyer.

     If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

     5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

     5.2 deliver the Aircraft to Buyer without the BFE installed.

6.   Return of Equipment.

     BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7.   Title and Risk of Loss.

     Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.   Indemnification of Boeing.

     Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.   Patent Indemnity.

     Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.  Definitions.

     For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Attachment A to
Exhibit E

                    BOEING MODEL 737 AIRCRAFT

Dates for 1st delivery of each model:

Item                     Preliminary On-Dock Dates


                         737-724          737-824
                         [CONFIDENTIAL MATERIAL OMITTED AND FILED
                         SEPARATELY WITH THE SECURITIES AND
                         EXCHANGE COMMISSION PURSUANT TO A
                         REQUEST FOR CONFIDENTIAL TREATMENT]

Seats

Galleys

Electronics

Furnishings


                         737-624          737-524
                         [CONFIDENTIAL MATERIAL OMITTED AND FILED
                         SEPARATELY WITH THE SECURITIES AND
                         EXCHANGE COMMISSION PURSUANT TO A
                         REQUEST FOR CONFIDENTIAL TREATMENT]

Seats

Galleys

Electronics

Furnishings


1951-2R1
October 10,1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:    Letter Agreement No. 1951-2R1 to
            Purchase Agreement No. 1951 -
            Seller Purchased Equipment

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-2 dated July 23, 1996.

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment
(BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the Aircraft.

This Letter Agreement does not include developmental avionics.
Developmental avionics are avionics that have not been previously certified for installation on the Aircraft.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested and Boeing hereby agrees that Boeing will purchase as SPE certain BFE identified by Buyer pursuant to Change Requests. Accordingly, Boeing and Buyer agree with respect to such SPE as follows:

1.   Price.

     Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft. The estimated price of this SPE for each Aircraft is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers,
(ii) a handling fee of 10% of such costs and (iii) transportation charges. If all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.   Responsibilities.

     2.1    With respect to SPE, Buyer is responsible for:

            (i) selecting the supplier and advising Boeing as to the price negotiated between Buyer and supplier on or before:

             Model     Model     Model     Model
            737-524   737-624   737-724   737-824
galleys     n/a   7/1/97        10/6/96   2/12/97
seats       n/a   2/7/97        9/3/96    9/3/96

            (ii)  selecting a FAA certifiable part; and

            (iii) providing to Boeing the SPE part
                  specification/Buyer requirements.

     2.2.   With respect to SPE, Boeing is responsible for:

            (i) placing and managing the purchase order with the supplier;

            (ii) coordinating with the suppliers on technical issues;

            (iii) ensuring that the delivered SPE complies with the part specification;

            (iv) obtaining certification of the Aircraft with the SPE installed; and

            (v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.   Supplier Selection For SPE Galleys and Seats.

     In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Buyer's selection of suppliers:

     Galley Requirements. Buyer will provide Boeing not later than August 7, 1996 the definitive galley configuration requirements for the Model 737-724. Buyer will provide Boeing not later than November 27, 1996 the definitive galley configuration requirements for the Model 737-824. Buyer will provide Boeing not later than May 1, 1997 the definitive galley configuration requirements for the Model 737-624.

     Bidder's List. Boeing has submitted to Buyer, for information purposes, a bidder's list of existing suppliers of seats and galleys.

     Request for Quotation (RFQ). Boeing has issued its RFQ inviting such potential bidders to submit bids for the galleys and seats by July 15, 1996 for the Model 737-724 and -824 Aircraft. Boeing will advise such date for the Model 737-624 Aircraft.

     Recommended Bidders. Boeing has submitted to Buyer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

     Supplier Selection. If Buyer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit E, Buyer Furnished Equipment Provisions Document, of the Agreement will apply.

4.   Changes.

     After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices (except for price negotiation prior to the supplier delection date) or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

5.   Proprietary Rights.

     Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6.   Remedies.

     If Buyer does not comply with the obligations above, Boeing may:

     (i) delay delivery of the Aircraft for the period of non-compliance;

     (ii)   deliver the Aircraft without installing the SPE;

     (iii) substitute a comparable part and invoice Buyer for the cost; and/or

     (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7. Buyer Participation in Price Negotiations for SPE. Subject to the following conditions, Boeing agrees that Buyer may negotiate the price with vendors for certain items of BFE which have been changed to SPE pursuant to this Letter Agreement.

     a. Number of Items. Boeing and Buyer have mutually agreed on a list of specific equipment (the SPE Item) for which Buyer shall negotiate directly with the vendors to establish the price for each SPE Item. The SPE Item list includes seats, galleys, and interior furnishings. Buyer shall provide the price of the SPE Item when Buyer notifies Boeing of the SPE Item vendor.

     b. Required Dates. Boeing's agreement to permit Buyer to negotiate prices with vendors for SPE Items is subject to Buyer's agreement to meet all of Boeing's required dates with respect to each SPE Item.

     c. Right to Approve Selected Vendors. Boeing shall retain the right to reasonably approve the list of vendors for each SPE
Item.

8.   Buyer's Indemnification of Boeing.

     Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

Date: October 10, 1996.

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.


1951-3R1
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 1951-3R1 to
              Purchase Agreement No. 1951 - Option Aircraft -
              Model 737-824 Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-3 dated July 23, 1996.

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer, on the same terms and conditions set forth in the Purchase Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.     Delivery.

       The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

       Month and Year         Number of
        of Delivery         Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.     Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.     Option Aircraft Deposit.

       In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Purchase Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.     Option Exercise.

       To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

       Option Aircraft      Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Contract Terms.

       Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Purchase Agreement to add the applicable Option Aircraft to the Purchase Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.     Cancellation of Option to Purchase.

       Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Purchase Agreement, as the case may be:

       (i)    purchase of the Aircraft under the Purchase
Agreement for any reason not attributable to the cancelling party;

       (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

       (iii)  exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

8.     Applicability.

       Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Purchase Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. Monica Fix

Its Attorney-in-fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.,


By /s/ Brian Davis

Its V.P.

Attachment


Model 737-824 Aircraft

1.     Option Aircraft Description and Changes.

       1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808, Revision E, dated September 15, 1995, as amended and revised pursuant to the Purchase Agreement.

       1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

              (1)    Changes applicable to the basic Model 737-
800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

              (2)    Changes mutually agreed upon.

              (3)    Changes required to obtain a Standard
Certificate of Airworthiness.

       1.3    Effect of Changes.   Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.     Price Description.

       2.1    Price Adjustments.

              2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Purchase Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

              2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

              2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Purchase Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

              2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

              2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.     Advance Payments.

       3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.


1951-4R1
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 1951-4R1 to
              Purchase Agreement No. 1951 -
              Waiver of Aircraft Demonstration Flights


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety letter Agreement 1951-4 dated July 23, 1996.

All terms not defined herein have the same meaning as in the Agreement.

1.     Fuel Entitlement at Delivery.

       At the time of delivery of the Aircraft, Boeing will provide to Buyer, at no charge, 1,000 gallons of jet fuel.

2.     Waiver of Demonstration Flight.

       Notwithstanding the provisions of the Agreement requiring the Aircraft to be test flown prior to delivery for the purpose of demonstrating to Buyer the functioning of such Aircraft and its equipment, upon notice to Boeing at least 90 days prior to the scheduled date of the Aircraft delivery, or as agreed between the parties, Buyer may waive such flight. With respect to each waived demonstration flight, the following provisions will apply:

       2.1.   Additional Fuel.     Promptly after delivery of the
Aircraft, Boeing will load on the Aircraft an amount of jet fuel which together with the 1,000 gallons provided at delivery, equals a full tank.

       2.2.   Reimbursement for Correction of Flight
Discrepancies.

              2.2.1  Ferry Flight.   Except for Aircraft to be
used promptly after delivery for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will reimburse Buyer for Buyer's direct labor costs (as defined below) and the cost of any material (Correction Costs) required to correct any flight discrepancy detected by Buyer while the Aircraft is being ferried from Seattle, Washington , to Buyer's main base or previously agreed alternate destination, to the extent such Correction Costs and labor costs are not covered under a warranty provided by Boeing or by any of its suppliers. Within 90 days after the date of such ferry flight Buyer will submit to Boeing's Director, Product Assurance Contracts, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs and labor costs incurred by Buyer for the correction of such flight discrepancy.

              2.2.2  Training Flights.   If the Aircraft will be
used promptly after its delivery for Boeing flight crew training at or near Seattle, Washington, Boeing will reimburse Buyer for any Correction Costs, and for any charges by Boeing to Buyer for labor (Boeing Labor Charges) required to correct any flight discrepancy which may be detected by Buyer during such flight crew training to the extent such Correction Costs and such Boeing Labor Charges are not covered under a warranty provided by Boeing or by any of its suppliers. Within 90 days after the completion of such flight crew training, Buyer will submit to Boeing's Director, Product Assurance Contracts, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs and Boeing Labor Charges incurred by Buyer for the correction of such flight discrepancy.

              2.2.3  Definitions.   For purposes of reimbursement
under this paragraph; (i) Buyer's direct labor costs will be determined using the Warranty Labor Rate in effect between the parties as of the date such labor is expended, and (ii) flight discrepancies mean any failure or malfunction of such Aircraft, or the accessories, equipment, systems and parts installed therein which results from a defect or malfunction in such Aircraft, accessories, equipment, systems and parts or a nonconformance to the Detail Specification for such Aircraft which was present at the time of delivery of the Aircraft to Buyer and which, if detected during a Boeing predelivery demonstration flight, would have been reported in the pilot's flight discrepancy report and would have been corrected by Boeing prior to the delivery of such Aircraft to Buyer.

       2.3.   Return of Aircraft.

       If any flight discrepancy as defined above is detected by Buyer during the ferry flight of any Aircraft, which requires the return of such Aircraft to Boeing's facilities at Seattle, Washington, for correction by Boeing, title to and risk of loss of such Aircraft will at all times remain with Buyer and Boeing will have such responsibility for such Aircraft while it is on the ground at Boeing's Seattle, Washington, facilities as is chargeable by law to a bailee for mutual benefit, but Boeing will not be chargeable for loss of use.


Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.


1951-5R1
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 1951-5R1 to
              Purchase Agreement No. 1951 -
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to
Model 737-624/-724/-824 aircraft (the Aircraft).  This Letter
Agreement supersedes and replaces in its entirety letter
Agreement 1951-5 dated July 23, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.


1951-7R1
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 1951-7R1 to
              Purchase Agreement No. 1951 -
              Spares Initial Provisioning

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-7 dated July 23, 1996.

All terms used herein and in the Agreement or Customer Services
General Terms Agreement (CSGTA), and not defined herein, will have the same meaning as in the Agreement or the CSGTA.

1.     Applicability.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.     Initial Provisioning Meeting.

       Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Buyer to establish mutually agreeable procedures to accomplish Buyer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Buyer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Buyer will be the data described in Section E of Boeing Manual D6-81834, entitled Spares Provisioning Product Guide (Boeing Initial Provisioning Implementation Manual) which will be furnished to Buyer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation data to be provided by Boeing. Such data will be essentially in accordance with the provisions of Chapter 1 of ATA International Specification 2000, Revision 1, dated April 20, 1989, as described in Boeing Initial Provisioning Implementation Manual D6-49090 (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Buyer will use their best efforts to convene such meeting within 30 days after execution of the Agreement.

3.     Initial Provisioning Documentation.

       3.1 Provisioning Data. Boeing will furnish Provisioning Data to Buyer on or about November 1, 1996 for the 737-524 Aircraft, February 1 , 1997 for the 737-724/824 Aircraft and January 1, 1998 for the 737-624 Aircraft unless otherwise agreed to between Boeing and Buyer. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Buyer revisions to the Provisioning Data.

       3.2 Provisioning IPC. Boeing will, on or about January 15, 1997 for the 737-524 Aircraft, March 1, 1997 for the 737-724/824 Aircraft and January 1, 1998 for the 737-624 Aircraft, furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC." The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Buyer revisions to the Provisioning IPC.

       3.3    Buyer Furnished Equipment (BFE) Provisioning Data.

              3.3.1  Boeing's Responsibility.  Boeing will
include BFE end items in the Provisioning Data and Provisioning
IPC for BFE installed on Buyer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

              3.3.2 Buyer's Responsibility. Buyer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format reasonably acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format reasonably acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

       3.4 Other Data. Boeing will submit to Buyer listings of Raw Materials, Standard Parts and Bulk Materials recommended for use by Buyer in the maintenance and repair of the Aircraft.

4.     Purchase from Boeing of Spare Parts as Initial
       Provisioning for the Aircraft.

       4.1 Boeing Spare Parts. Buyer will place orders for Provisioning Items by March 1, 1997 for the 737-524 Aircraft, May 1, 1997 for the 737-724/824 Aircraft and April 1, 1998 for the 737-624 Aircraft; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Buyer will place orders for Boeing Spare Parts covered by such revision within 120 days following the date of such submittal. At Buyer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Buyer, provided the final shipment is made no later than 24 months after receipt of the order.

       4.2 Vendor Provisioning Items. Buyer may place orders with Boeing for Provisioning Items which are manufactured by vendors or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Buyer for any such vendor Provisioning Item will be 112% of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such vendor Provisioning Items from Boeing, Buyer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

       4.3 Ground Support Equipment and Special Tools. Buyer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by vendors which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Buyer for such GSE or special tools will be one hundred twelve percent (112%) of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such GSE and special tools from Boeing, Buyer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

       4.4 Spare Engines and Engine Spare Parts. Buyer may place orders with Boeing for spare engines and/or engine spare parts which Buyer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Buyer for such spare engines or such engine spare parts, will be 105% of the engine manufacturer's quoted price to Boeing for the engine, and 112% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Buyer elects to purchase such spare engines or engine spare parts through Boeing, Buyer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

       4.5 QEC Kits. Boeing will, on or about November 1, 1996 for the 737-524 Aircraft, January 1, 1997 for the 737-724/824 Aircraft and December 1, 1997 for the 737-624 Aircraft, furnish to Buyer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Buyer from Boeing. Buyer agrees to review such listing and indicate by marking on one copy of such listing those components that Buyer desires included in its QEC kits. Buyer will return such marked copy to Boeing within 30 days after Buyer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Buyer and will provide copies of such republished listing to Buyer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Buyer for the Aircraft. Boeing will furnish to Buyer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Buyer. Buyer agrees to place orders with Boeing for the QEC kits for the Aircraft within 120 days from receipt of the QEC component listing as noted above for each corresponding model.

       4.6 Payment for Provisioning Items. The payment provisions of the General Terms Agreement between Boeing and Buyer will be applicable to Provisioning Items ordered by Buyer from Boeing for the Aircraft.

5.     Delivery.

       Boeing will, insofar as reasonably possible, deliver to Buyer the Spare Parts ordered by Buyer in accordance with the provisions of this letter on dates reasonably calculated to conform to Buyer's anticipated needs in view of the scheduled deliveries of the Aircraft. Buyer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by vendors, directly to Buyer from the applicable vendor's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Buyer.

6.     Substitution for Obsolete Spare Parts.

       6.1 Obligation to Substitute. In the event that, prior to delivery of the first Current Generation Aircraft scheduled to delivery in July 1997 with respect to Spare Parts for Current Generation Aircraft and the first New Generation Aircraft scheduled to deliver in January 1998 with respect to Spare parts for New Generation Aircraft pursuant to the Agreement, any Spare Part purchased by Buyer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Buyer's request), Boeing will deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Buyer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Buyer's account with Boeing with the price paid by Buyer for any such obsolete or unusable Spare Part and will invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

       6.2 Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Buyer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Buyer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Buyer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Buyer of any such substitute Spare Part.

7.     Repurchase of Provisioning Items.

       7.1 Obligation to Repurchase. During a period commencing 1 year after delivery of the first Aircraft under the Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Buyer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Boeing, and (iii) are surplus to Buyer's needs.

       7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of
(a) Buyer's modification of the Aircraft or (b) design improvements by Boeing or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Buyer's operating parameters, provided to Boeing pursuant to the Initial Provisioning Meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

       7.3 Notification and Format. Buyer will notify Boeing, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Buyer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Buyer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Buyer's notification, Boeing will advise Buyer, in writing, when Boeing's review of such summary will be completed.

       7.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Buyer pursuant to Paragraph 7.3, Boeing will issue to Buyer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Buyer of the reason that any spare part included in Buyer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Buyer will arrange for shipment of such Provisioning Items accordingly.

       7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a vendor which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Buyer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

       7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Buyer will pay the freight charges for the shipment from Buyer to Boeing of any such Provisioning Items.

8.     Obsolete Spare Parts and Surplus Provisioning Items -
       Title and Risk of Loss.

       Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.     Supplier Support.

       Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Buyer and/or the Buyer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Buyer on or about April 1, 1997 in Boeing Document D6-56115, Volumes 1 and 2. In the event Buyer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Buyer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Buyer, assist Buyer in resolving such difficulty. Assistance will be provided by the Spares Supplier Support and Data Management Organization within the Boeing Buyer Services Division.

10.    Termination of Agreement for Excusable Delay.

       In the event of termination of the Agreement with respect to any Aircraft

       (i)    pursuant to Article 6.2 of the Agreement, or

       (ii)   pursuant to Article 6.3 of the Agreement

such termination will, if Buyer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Buyer had ordered pursuant to the Provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its  V.P.


1951-8R1
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 1951-8R1 to
              Purchase Agreement No. 1951 -
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement), between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-624/-724/-824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-8 dated July 23, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1996

CONTINENTAL AIRLINES, INC.

By /s/ Brian Davis

Its  V.P.


1951-9
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 1951-9 to
              Purchase Agreement No. 1951 -
              Option Aircraft - Model 737-624 Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996(the Purchase Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-624 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer, on the same terms and conditions set forth in the Purchase Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.     Delivery.

       The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.     Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.     Option Aircraft Deposit.

       In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Purchase Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.     Option Exercise.

       To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

       Option Aircraft      Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Contract Terms.

       Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Purchase Agreement to add the applicable Option Aircraft to the Purchase Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.     Cancellation of Option to Purchase.

       Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Purchase Agreement, as the case may be:

       (i)    purchase of the Aircraft under the Purchase
Agreement for any reason not attributable to the cancelling party;

       (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

       (iii)  exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

8.     Applicability.

       Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Purchase Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its Attorney-in-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1996

CONTINENTAL AIRLINES, INC.,



By /s/ Brian Davis

Its V.P.



Attachment


Model 737-624 Aircraft

1.     Option Aircraft Description and Changes.

       1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808-62, dated as of even date herewith, as amended and revised pursuant to the Purchase Agreement.

       1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

              (1)    Changes applicable to the basic Model 737-
800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

              (2)    Changes mutually agreed upon.

              (3)    Changes required to obtain a Standard
Certificate of Airworthiness.

       1.3    Effect of Changes.   Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.     Price Description.

       2.1    Price Adjustments.

              2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Purchase Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

              2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

              2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Purchase Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

              2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

              2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.     Advance Payments.

       3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.


1951-10
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 1951-10 to
              Purchase Agreement No. 1951 -
              Configuration Matters
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-624 aircraft (the Aircraft).

All terms used herein and in the Agreement and not defined herein, have the same meaning as in the Agreement.

1.     Aircraft Configuration.

       1.1 Initial Configuration. The initial configuration of Buyer's Model 737-624 Aircraft has been defined by Detail Specification D6-38808-62 as described in Exhibit A-3 of the Agreement. Because of the long period of time between the signing of the Agreement and delivery of the first Aircraft, Buyer will require that changes (Change Requests) be incorporated in the Aircraft configuration. Boeing will carefully consider such Change Requests, and if practicable, incorporate these changes into the production of the Aircraft prior to delivery.

       1.2 Final Configuration Schedule. Boeing and Buyer will discuss potential configuration changes as soon as practical for both parties but no later than the end of this year. Within 90 days after that meeting, Boeing will provide Buyer with Change Request proposals for those configuration changes that can be incorporated in Aircraft production. Buyer will have 30 days thereafter to accept or reject these Change Requests.

       1.3. Buyer's Detail Specification. After Buyer's acceptance or rejection of the Change Requests contemplated above, Boeing will provide to Buyer a Buyer-unique detail specification (Detail Specification) reflecting the Aircraft configuration as defined in the Agreement revised to reflect the effects of accepted Change Requests. Such Detail Specification will also reflect changes made to Boeing's basic Model 737-600 aircraft specification between the Detail Specification referenced in the Agreement and the date Boeing releases such Detail Specification. The price effects, if any, of such Change Requests and changes to the basic specification will also be reflected in an amendment to the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.     Agreement Amendment.

       Within 30 days after reaching agreement as to the final configuration of the Aircraft, Boeing will provide to Buyer for signature an amendment to the Agreement reflecting the effects of the configuration changes agreed to by the parties.


Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.

1951-11
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 1951-11 to
              Purchase Agreement No. 1951 -
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996 (the Agreement), between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-524 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.

6-1162-MMF-308R1
October 10, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 6-1162-MMF-308R1 to
              Purchase Agreement No. 1951 -
              Disclosure of Confidential Information

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-308 dated July 23, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below
(Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.


Schedule of Confidential Documents


1.     Letter Agreement No. 6-1162-MMF-295.

2.     Letter Agreement No. 6-1162-MMF-296.

3.     Letter Agreement No. 6-1162-MMF-308R1.

4.     Letter Agreement No. 6-1162-MMF-309R1.

5.     Letter Agreement No. 6-1162-MMF-310R1.

6.     Letter Agreement No. 6-1162-MMF-311R1.

7.     Letter Agreement No. 6-1162-MMF-312R1.

8.     Letter Agreement No. 6-1162-MMF-319.

9.     Letter Agreement No. 6-1162-MMF-378

10.    Letter Agreement No. 6-1162-MMF-379.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.


6-1162-MMF-309R1
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 6-1162-MMF-309R1 to
              Purchase Agreement No. 1951 -
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-309.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6. Confidential Treatment. Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R1.
If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.,


By /s/ Brian Davis

Its V.P.


6-1162-MMF-310R1
October 10, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 6-1162-MMF-310R1 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
           TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-310 dated July 23, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

9.   Confidential Treatment.

     Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement
6-1162-MMF-308R1.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1996

CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.



6-1162-MMF-311R1
October 10, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 6-1162-MMF-311R1 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
           TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1751 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311 dated July 23, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.   Confidential Treatment.

     Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement
6-1162-MMF-308R1, Disclosure of Confidential Information.

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



/s/ M. Monica Fix
M. Monica Fix
Regional Director
Aircraft Contracts
Boeing Commercial Airplane Group

AGREED and ACCEPTED this 10th day of October, 1996.

CONTINENTAL AIRLINES, INC.



By: /s/ Brian Davis

Its: V.P.


Attachment A to
Letter Agreement 6-1162-MMF-311R1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Attachment B to
Letter Agreement 6-1162-MMF-311R1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
6-1162-MMF-312R1
October 10, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-312R1 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
           TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-11621-MMF-312 dated July 23, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3. Confidential Treatment. Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R1.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By //s/ M. Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996

CONTINENTAL AIRLINES, INC.


By /s/ Brian Davis

Its V.P.


6-1162-MMF-378
October 10, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 6-1162-MMF-378 to
              Purchase Agreement No. 1951 -
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996(the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-524 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R1.


Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1996



CONTINENTAL AIRLINES, INC.



By /s/ Brian Davis

Its V.P.



Attachment


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


6-1162-MMF-379
October 10, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 6-1162-MMF-379 to
              Purchase Agreement No. 1951 -
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996(the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-624 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R1.


Very truly yours,

THE BOEING COMPANY



By  /s/ M. Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1996



CONTINENTAL AIRLINES, INC.



By  /s/ Brian Davis

Its  V.P.



Attachment
       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT]